Exhibit 99.1
NAREIT Annual Convention November 2006

Forward Looking Information Various statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "strategy", "plan", "project", "believe", "anticipate", "intend", "should", "will", "expect", "estimate", and similar expressions identify these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to differ materially from historical results or from any results expressed or implied by these forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company's ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks; potential environmental and other liabilities; our ability to pay our estimated distribution at its current rate; our ability to acquire the options properties; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by it from time to time with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which discusses these and other factors that could adversely affect the Company's results. The Company does not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. To be added to the Company's distribution list, or to obtain the latest news releases and other information, please visit our website at www.RPBTrust.com or contact Investor Relations at 202.863.0300. For More Information, contact: Mike Green, CFO 202.863.0300 MGreen@RPBTrust.com

Company Overview Capital Focus

Company Overview Class A Office Properties 24 office buildings, comprising 2.4 million square feet Focused in DC Metro Area Strong economy with high barriers to entry for new development Strong Rent Roll with Creditworthy Tenants 47.2% of portfolio SF leased to nationally recognized corporations 21.1% of portfolio SF leased to US government agencies Solid record of acquiring properties off-market 11 of 13 properties acquired off-market Options to acquire 3 downtown trophy office properties comprising 1.1 million square feet Significant internal and external growth opportunities through leasing, acquisitions, development and joint-venture initiatives

Key Corporate Statistics Republic Property Trust (NYSE: RPB) Included in the Russell 2000(r) and Russell 3000(r) Indices Share closing price range (12/15/05-10/20/06): $9.66-$12.65 Shares and units outstanding: 29,617,547 Share price: $11.02 Market value of equity (in thousands): $326,385 Total debt (in thousands): $345,176 Total market capitalization (in thousands): $671,561 Information as of 9/30/06, unless otherwise noted

Operational and Strategic Update Capital Strategy

Corporate Strategy Maximize cash flow at our properties Leverage leasing expertise to increase performance of our portfolio Selectively pursue opportunities to acquire institutional quality office properties Target development opportunities that we believe will produce attractive returns Upgrade portfolio asset class through non-core dispositions Expand our portfolio by acquiring option properties and by pursuing joint venture opportunities

2006 YTD Highlights

- Completed $114 million in acquisitions
  - WillowWood I & II – 245,000 square feet in Fairfax, VA
  - Republic Park 8 – 181,000 square feet in Herndon, VA
- Signed new/renewal leases for approx. 100,000 SF
  - Honeywell – 31,500 SF renewal/expansion at Republic Park
  - Active Health – 23,000 SF renewal/expansion at Lakeside
  - Geologic Solutions – 13,000 SF new lease at Republic Park
  - Zeta – 10,000 SF expansion at WillowWood
- Substantial completion of 890,000 SF of development
  - Republic Square I* – substantial completion April 2006
  - The Portals III* – substantial completion June 2006

** Republic Square I and Portals III are option properties and are not owned by RPB*

REPUBLIC PROPERTY TRUST

202.863.0300 • www.RPBTrust.com • NYSE: RPB

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2.4 Million SF of Existing Portfolio 1.1 Million SF of Trophy Option Properties CPIV Corporate Oaks Pender Presidents Park Lakeside I & II 1425 NY WillowWood Plaza Republic Park at Dulles Corner Republic Square Option Properties The Portals III Option Property

Strong Rent Roll of Creditworthy Tenants Nationally Recognized Corps. U.S. Government Other 47.2 21.1 31.7 Vacant 2006 2007 2008 2009 2010 2011 2012 SF 12.4 2.7 5.8 7.3 18.7 10.7 14.6 4.3 Our Top Ten Tenants Are: GSA - Dept. of Justice GSA - Federal Tech. Services BAE Systems Cisco Systems Network Solutions Zeta Associates Datatrac Information Sys. GSA - Dept. of Interior webMethods, Inc. CACI International, Inc. As of 9/30/06

Acquisition: WillowWood Plaza I & II ACQUISITION Acquired May 2006 245,000 SF $66 million ($264/SF) Approx. 90% leased Major tenants include Tetra Tech, Qwest and FTS STRATEGY Completes acquisition of WW Operating and property management efficiencies Leasing efficiencies and room for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow for large tenants to grow

Acquisition: Republic Park 8 ACQUISITION Acquired September 2006 181,000 SF $48.3 million ($267/SF) Approx. 70% leased Major tenants include Dept of Interior, NPS and IBM STRATEGY Adjacent to existing properties Potential to develop additional FAR at no further land cost Dulles Toll Road visibility Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside Leasing upside

Development Opportunity: Republic Park Reston Town Center DULLES TOLL ROAD To Washington D.C. To Dulles Airport Republic Park #8 Republic Park #7 Metro logo indicates the proposed Herndon-Monroe Metro Station scheduled to open in 2015

Development Opportunity: Republic Park DULLES TOLL ROAD To Washington D.C. To Dulles Airport Republic Park #8 #7 #6 DULLES AIRPORT #5 #4 #3 #2 #1 Presidents Park Metro logo indicates the proposed Route 28 Metro Station scheduled to open in 2015

Strong Internal Growth: Option Properties RPB has options to purchase 1.1 million SF of downtown trophy office space at a 6.5% cap rate The Option Each property may be purchased after it is 85% leased Purchase Price Lower of annualized NOI divided by a 6.5% cap rate or annualized NOI divided by market cap rate. Excludes any NOI from occupancy in excess of 95%. Republic Square I and II purchase prices payable in assumed debt and OP units The Portals III purchase price payable primarily in assumed debt and OP units ($4M cash) Approval Subject to approval by the independent trustees

Option Property: Republic Square I Sub. Completion - April 2006 385,000 SF Trophy property in Capitol Hill Approx. 37% leased Tenants include: NCTA, GM, Dept. of Justice, NACO and Univ. of Phoenix STRATEGY Option at 6.5% cap rate is below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates

Option Property: The Portals III Sub. Completion - June 2006 505,000 SF Trophy property in SW Third phase in Portals project which includes FCC HQ and Mandarin hotel Garage open for business STRATEGY Option at 6.5% cap rate is below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates below recent cap rates

Asset Sales Comparables: Downtown D.C. Sales Date Property Name/Address RSF Date Built Sales Price Cap Rate $/PSF 9/1/2006 1201 New York Avenue & 1225 New York Avenue, NW 413,003 1987 $220,000,000 5.01% $532.68 7/1/2006 City Center 1401 H Street, NW 353,219 1992 $240,000,000 4.52% $679.47 5/31/2006 Marshall Coyne Portfolio 1101 15th, 1156 15th, 1620 Eye 470,457 1967-1973 $193,000,000 4.92% $410.24 4/1/2006 1350 Eye Street, NW 342,014 1989 $201,788,260 5.30% $590.00 3/1/2006 Republic Place 1776 Eye Street, NW 212,637 1987 $123,600,000 5.60% $581.27 3/1/2006 1990 M Street, NW 105,116 1971 $46,750,000 5.26% $444.75 2/1/2006 1801 Pennsylvania Avenue, NW 182,595 1991 (2004) $149,490,100 4.76% $818.70 2/1/2006 1875 Pennsylvania Avenue, NW 282,349 2006 $238,000,000 5.17% $842.93 Information corresponds to data released at the time of sale, including the in-place NOI used to determine cap rates.

Potential Joint Venture Opportunity By creating a joint venture partnership, RPB has the opportunity to realize value on its existing portfolio and future acquisitions and generate growth for the REIT Joint venture focused on a mix of core and value-add opportunities in Washington, D.C. Contribute assets from existing portfolio and and future acquisitions Manage JV portfolio to generate potential fee income

RPB Value Builders: Flight to Quality 2007 2008 2009 2010 2011 Manage Existing 10 20 30 40 50 Dispose & Upgrade 10 20 30 40 50 Future Acquisitions 10 40 70 110 150 Form JV 30 60 80 100 120 Acquire Options 40 70 100 130 160 Accrete Value Through Strategic Initiatives

Washington, D.C. Market Focus Capital Location

Washington, D.C. Sharp Shooter Republic is a "Sharp Shooter" focused on Washington, D.C. The Washington Metro Area is continuously rated one of the country's most attractive real estate markets and best economies. #1 real estate investment market in the U.S. (Source: Association of Foreign Investors in Real Estate or "AFIRE") #2 real estate investment market in the world (Source: AFIRE) Virginia best state for business (Source: Forbes) Metro Area #1 population with degrees and advance degrees (Greater Washington Initiative or "GWI") Home to 5 of the Top 10 Wealthiest Counties (Source: GWI) #1: Loudon County, VA #2: Fairfax County, VA #3: Howard County, MD #6: Montgomery County, MD #7: Prince William County, VA

D.C. Metro Economic Drivers The Washington Metro Area continues to be a leading real estate investment market due to its strong economy and international reputation Continued job growth driven by proximity to federal government The Metro Area captures an overwhelming share of federal procurement spending Well educated workforce International address with over 180 embassies and foreign councils located in the area Home to over 5,000 business and special interest associations

D.C. Metro Office Market Washington, D.C. Northern Virginia Suburban Maryland Washington Metro Vacancy Direct 6.0% 8.8% 8.4% 7.7% Overall 7.0% 9.5% 9.8% 8.7% YTD Direct Absorption 1,660,536 1,425,346 822,272 3,908,154 Asking Rents Class A $46.60 $32.32 $27.49 $35.90 Under Construction $54.50 $34.50 $32.00 $40.23 Source: Cushman & Wakefield, Third Quarter 2006 Market Report As of 9/30/06

Greater Washington, D.C. Focus Submarket East End, Washington, DC Reston-Herndon, Virginia Fairfax, Virginia Chantilly, Virginia Total/Weighted Average Number of Buildings Owned 1 12 8 3 24 Total Submarket SF (rounded to nearest 1000) 31,173,000 22,042,000 9,227,000 6,901,000 69,343,000 RPB SF (rounded to nearest 1000) 276,000 1,193,000 695,000 253,000 2,417,000 RPB Market Share 0.9% 5.4% 7.5% 3.7% 3.5% Submarket Vacancy (Direct) 5.2% 10.2% 9.5% 7.1% 7.6% Submarket Vacancy (with sublease) 6.4% 11.2% 10.6% 7.5% 8.6% RPB Vacancy 0% 22.3% 2.7% 5.4% 12.4% Source: Republic Property Trust SEC filings, Cushman & Wakefield, Q3 Office Overview As of 9/30/06

Capitalization Capital Results

Balance Sheet (Dollars in thousands) September 30, 2006 December 31, 2005 Total Assets....................................... $ 602,646 $ 520,397 Total Liabilities...................................... $ 380,765 $ 294,987 Minority Interest.................................... 26,670 28,080 Total Shareholders' Equity...................... 195,211 197,330 Total Liabilities and Shareholders' Equity... $ 602,646 $ 520,397

Capitalization (Dollars in thousands) September 30, 2006 September 30, 2006 September 30, 2006 December 31, 2005 December 31, 2005 December 31, 2005 Market Value of Equity (1)(2)............... $ 326,385 48.6% $ 342,931 59.7% Total Debt (3)................................... $ 345,176 51.4% $ 231,894 40.3% Total Market Capitalization.................. $ 671,561 100.0% $ 574,825 100.0% Shareholder Distribution September 30, 2006 September 30, 2006 September 30, 2006 December 31, 2005 December 31, 2005 December 31, 2005 Management/Insider Shares and Units.. 3,156,167 10.7% 3,137,363 11.0% Public Shares and Units..................... 26,461,380 89.3% 25,440,180 89.0% Total Common Shares and Units.......... 29,617,547 100.0% 28,577,543 100.0% Market Value of Equity at 9/30/2006 equals total common shares and units outstanding at 9/30/06 multiplied by 9/29/06 closing price of $11.02. Market Value of Equity at 12/31/2005 equals total common shares and units outstanding at 12/31/05 multiplied by 12/31/05 closing price of $12.00. Debt at 9/30/2006 was 100% fixed rate debt.

Debt Overview (Dollars in thousands) Interest Rate Principal Amount Annual Debt Service Maturity Date Balance at Maturity Property Debt Corporate Oaks 6.0% $ 6,507 $ 529 1/2014 $ 5,211 Corporate Pointe IV 7.3% 9,385 815 5/2011 8,740 Lakeside I and II 4.6% 19,500 909 6/2008 19,500 Pender Business Park 5.8% 20,409 1,514 10/2009 19,386 The Republic Building 5.7% 102,975 5,523 7/2012 105,770 Republic Park 6.1% 100,000 6,175 10/2016 96,551 WillowWood I and II 6.2% 46,400 2,917 6/2016 46,400 WillowWood III and IV 4.5% 40,000 1,825 6/2008 40,000 Total Property Debt 5.8% $ 345,176 $ 20,207 $ 341,558 Line of Credit - - - 5/2009 - Total Debt 5.8% $ 345,176 $ 20,207 $ 341,558 As of 9/30/06